UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 5, 2007
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32868	52-2319066
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

830 Crescent Centre Drive, Suite 300
Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 771-6701
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
          On February 5, 2007, the Board of Directors of Delek US Holdings, Inc. voted to declare a quarterly cash dividend of $0.0375 per share, payable on March 7, 2007, to shareholders of record on February 20, 2007. On February 6, 2007, Delek US Holdings, Inc. issued the press release attached hereto as Exhibit 99.1 announcing the dividend.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits
99.1	Press release of Delek US Holdings, Inc. issued on February 6, 2007.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2007	DELEK US HOLDINGS, INC.

	By:	/s/ Edward Morgan

	Name:	Edward Morgan
	Title:	Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of Delek US Holdings, Inc., issued on February 6, 2007.